                                                                   Exhibit 10.21

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

================================================================================

                         COMMERCIAL LOAN SALE AGREEMENT

                                     between

                            MCG CAPITAL CORPORATION,
                                as the Originator
                                -----------------

                                       and

                              MCG FINANCE III, LLC,
                             as the Trust Depositor
                             ----------------------

                          Dated as of December 1, 2001

================================================================================

                 MCG Commercial Loan Trust Notes, Series 2001-1
                       Class A, Class B and Class C Notes

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                Page
                                                                                                                ----
ARTICLE I  DEFINITIONS............................................................................................1
         Section 1.01      Definitions............................................................................1
                           -----------
         Section 1.02      Other Terms............................................................................2
                           -----------
         Section 1.03      Computation of Time Periods............................................................2
                           ---------------------------
         Section 1.04      Interpretation.........................................................................2
                           --------------
         Section 1.05      References.............................................................................3
                           ----------
         Section 1.06      Calculations...........................................................................3
                           ------------

ARTICLE II  TRANSFER OF LOAN ASSETS...............................................................................3
         Section 2.01      Transfer of Loan Assets................................................................3
                           -----------------------
         Section 2.02      Conditions to Transfer of Loan Assets to the Trust Depositor...........................5
                           ------------------------------------------------------------
         Section 2.03      Acceptance by the Trust Depositor......................................................6
                           ---------------------------------
         Section 2.04      Conveyance of Substitute Loans.........................................................6
                           ------------------------------
         Section 2.05      Release of Released Amounts............................................................8
                           ---------------------------
         Section 2.06      Delivery of Documents in the Loan File; Recording of Assignments of Mortgage...........9
                           ----------------------------------------------------------------------------

ARTICLE III  REPRESENTATIONS AND WARRANTIES.......................................................................9
         Section 3.01      Representations and Warranties Regarding the Originator...............................10
                           -------------------------------------------------------
         Section 3.02      Representations and Warranties Regarding Each Loan and as to Certain Loans in the
                           ----------------------------------------------------------------------------------
                           Aggregate.............................................................................13
                           ---------
         Section 3.03      Representations and Warranties Regarding the Initial Loans in the Aggregate...........14
                           ---------------------------------------------------------------------------
         Section 3.04      Representations and Warranties Regarding the Loan Files...............................14
                           -------------------------------------------------------
         Section 3.05      Representations and Warranties Regarding Concentrations of Initial Loans..............14
                           ------------------------------------------------------------------------
         Section 3.06      Representations and Warranties Regarding the Trust Depositor..........................15
                           ------------------------------------------------------------

ARTICLE IV  PERFECTION OF TRANSFER AND  PROTECTION OF SECURITY INTERESTS.........................................17
         Section 4.01      Custody of Loans......................................................................17
                           ----------------
         Section 4.02      Filing................................................................................17
                           ------
         Section 4.03      Changes in Name, Corporate Structure or Location......................................17
                           ------------------------------------------------
         Section 4.04      [Reserved]............................................................................17
                            --------
         Section 4.05      Costs and Expenses....................................................................18
                           ------------------
         Section 4.06      Sale Treatment........................................................................18
                           --------------
         Section 4.07      Separateness from Trust Depositor.....................................................18
                           ---------------------------------

ARTICLE V  COVENANTS OF THE ORIGINATOR...........................................................................18
         Section 5.01      Corporate Existence...................................................................18
                           -------------------
         Section 5.02      Loans Not to Be Evidenced by Promissory Notes.........................................18
                           ---------------------------------------------
         Section 5.03      Security Interests....................................................................19
                           ------------------
         Section 5.04      Compliance with Law...................................................................19
                           -------------------
         Section 5.05      Liability of Originator...............................................................19
                           -----------------------

         Section 5.06      Limitation on Liability of Originator and Others......................................19
                           ------------------------------------------------
         Section 5.07      Location; Records.....................................................................19
                           -----------------
         Section 5.08      Merger or Consolidation of Originator or Servicer.....................................20
                           -------------------------------------------------
         Section 5.09      Delivery of Collections...............................................................20
                           -----------------------

ARTICLE VI  REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION...................................................20
         Section 6.01      Repurchases of, or Substitution for, Loans for Breach of Representations and
                           -----------------------------------------------------------------------------
                           Warranties............................................................................20
                           ----------
         Section 6.02      Reassignment of Repurchased or Substituted Loans......................................21
                           ------------------------------------------------

ARTICLE VII  INDEMNIFICATION BY THE ORIGINATOR...................................................................21
         Section 7.01      Indemnification.......................................................................21
                           ---------------
         Section 7.02      Liabilities to Obligors...............................................................22
                           -----------------------
         Section 7.03      Operation of Indemnities..............................................................22
                           ------------------------

ARTICLE VIII  MISCELLANEOUS......................................................................................22
         Section 8.01      Amendment.............................................................................22
                           ---------
         Section 8.02      Governing Law.........................................................................23
                           -------------
         Section 8.03      Notices...............................................................................23
                           -------
         Section 8.04      Severability of Provisions............................................................26
                           --------------------------
         Section 8.05      Third Party Beneficiaries.............................................................26
                           -------------------------
         Section 8.06      Counterparts..........................................................................26
                           ------------
         Section 8.07      Headings..............................................................................27
                           --------
         Section 8.08      No Bankruptcy Petition; Disclaimer....................................................27
                           ----------------------------------
         Section 8.09      Jurisdiction..........................................................................27
                           ------------
         Section 8.10      Prohibited Transactions with Respect to the Trust.....................................27
                           -------------------------------------------------
         Section 8.11      No Partnership........................................................................27
                           --------------
         Section 8.12      Successors and Assigns................................................................28
                           ----------------------
         Section 8.13      Duration of Agreement.................................................................28
                           ---------------------
         Section 8.14      Limited Recourse......................................................................28
                           ----------------

                                    EXHIBITS
                                    --------

Exhibit A       Form of Assignment

     THIS COMMERCIAL LOAN SALE AGREEMENT, dated as of December 1, 2001 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the "Agreement"), is between MCG CAPITAL
                                 ---------               ---
CORPORATION, a Delaware corporation (together with its successors and assigns, "MCG", and in its capacity as originator, together with its successors and
 ---
assigns, the "Originator") and MCG FINANCE III, LLC, a Delaware limited liability company (together with its successors and assigns, the "Trust
                                                                  -----
Depositor").
---------

     WHEREAS, in the regular course of its business, the Originator originates and/or otherwise acquires Loans;

     WHEREAS, the Trust Depositor desires to acquire the Initial Loans from the Originator and may acquire from time to time thereafter certain Substitute Loans (such Initial Loans and Substitute Loans, together with certain related property as more fully described in the Sale and Servicing Agreement, being the Loan Assets as defined herein);

     WHEREAS, it is a condition to the Trust Depositor's acquisition of the Initial Loans from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Trust Depositor as well as the Trust;

     WHEREAS, the Trust Depositor is willing to purchase and accept assignment of the Loan Assets from the Originator pursuant to the terms hereof; and

     WHEREAS, on the Closing Date, the Trust Depositor will sell, convey and assign all its right, title and interest in the Loan Assets to MCG Commercial Loan Trust 2001-1, a Delaware business trust (the "Trust"), pursuant to a Sale
                                                   -----
and Servicing Agreement, dated as of the date hereof (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the "Sale and Servicing Agreement"), among MCG, as the originator and the
           ----------------------------
servicer, the Trust Depositor, as the trust depositor, the Trust, as the issuer, and Wells Fargo Bank Minnesota, National Association, as the indenture trustee and the backup servicer.

     NOW, THEREFORE, based upon the above recitals, the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions.
                  ------------

     Whenever capitalized terms are used but not defined in this Agreement, such terms shall have the meanings attributed to such terms in the Sale and Servicing Agreement, unless the context otherwise requires.

     Section 1.02 Other Terms.
                  ------------

     All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles. The symbol "$" shall mean the lawful currency of the United States of America. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     Section 1.03 Computation of Time Periods.
                  ----------------------------

     Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding", and the word "within" means "from and excluding a specified date and to and including a later specified date".

     Section 1.04 Interpretation.
                  ---------------

     In this Agreement, unless a contrary intention appears:

          (i)  the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

          (iii) reference to any gender includes each other gender;

          (iv) reference to day or days without further qualification means calendar days;

          (v) unless otherwise stated, reference to any time means New York, New York time;

          (vi) references to "writing" include printing, typing, lithography, electronic or other means of reproducing words in a visible form;

          (vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, restated, waived or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

          (viii) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Requirement of Law means that provision of such Requirement of Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision.

     Section 1.05 References.
                  -----------

     All section references (including references to the Preamble), unless
                                                         --------
otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.
                                                   --------

     Section 1.06 Calculations.
                  -------------

     Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and the actual days elapsed in the relevant period and will be carried out to at least three decimal places.

                                   ARTICLE II

                             TRANSFER OF LOAN ASSETS

     Section 2.01 Transfer of Loan Assets.
                  ------------------------

     (a) The Originator shall sell, assign and convey assets to the Trust Depositor pursuant to the terms and provisions hereof.

     (b) Subject to and upon the terms and conditions set forth herein, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor, for a purchase price consisting of $262,637,072.84 in cash, all the right, title and interest of the Originator in and to (the Originator's interest in items (i)-(vi) below, being collectively referred to herein as the "Loan Assets" but in each case shall exclude any Retained Interest):
 -----------

          (i) the Initial Loans, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the Initial Cutoff Date and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the Initial Cutoff Date, but not including the Retained Interest or Interest Collections received prior to December 1, 2001;

          (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

          (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

          (iv) all collections and records (including computer records) with respect to the foregoing;

          (v) all documents relating to the Loan Files; and

          (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

To the extent the purchase price paid to the Originator for any Loan is less than the fair market value of such Loan, the difference between such fair market value and the purchase price shall be deemed to be a capital contribution made by the Originator to the Trust Depositor on the relevant Transfer Date.

     (c) The Originator and the Trust Depositor acknowledge that the representations and warranties of the Originator in Sections 3.01, 3.02, 3.03,
                                                    -------------  ----  ----
3.04 and 3.05 will run to and be for the benefit of the Trust and the Trustees
----     ----
and the Trust and the Trustees may enforce, directly without joinder of the Trust Depositor, the repurchase obligations of the Originator with respect to breaches of such representations and warranties as set forth herein and in
Section 6.01.
-------------

     (d) The sale, transfer, assignment, set-over and conveyance of the Loan Assets by the Originator to the Trust Depositor pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor or the Trust of any obligation of the Originator in connection with the Loan Assets, or any agreement or instrument relating thereto, including, without limitation, (i) any obligation to any Obligor, if any, not financed by the Originator, (ii) any taxes, fees, or other charges imposed by any Governmental Authority or (iii) any insurance premiums that remain owing with respect to any Loan at the time such Loan is sold hereunder.

     (e) The Originator and the Trust Depositor intend and agree that (i) the transfer of the Loan Assets to the Trust Depositor and the transfer of the Loan Assets to the Trust are intended to be a sale, conveyance and transfer of ownership of the Loan Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Loan Assets shall not be part of the Originator's or the Trust Depositor's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Trust, as the case may be, a perfected first priority security interest in such Loan Assets respectively and this Agreement shall constitute a security agreement under Requirements of Law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Sale and Servicing Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

     (f) If any such transfer of the Loan Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under the Sale and Servicing Agreement (to the extent that the transfer of the Loan Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing), repledge and reassign (i) all or a portion of the Loan Assets pledged to the Trust Depositor by the Originator and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by the Trust Depositor with or without a repledge and reassignment by the Trust Depositor of its rights under any agreement with the Originator, and without further notice to or acknowledgment from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Trust Depositor or any assignee of the Trust Depositor relating to such action by the Trust Depositor in connection with the transactions contemplated by this Agreement and the Transaction Documents.

     Section 2.02 Conditions to Transfer of Loan Assets to the Trust Depositor.
                  -------------------------------------------------------------

     On or before the Closing Date, the Originator shall deliver or cause to be delivered to the Trust Depositor, the Owner Trustee and the Indenture Trustee each of the documents, certificates and other items as follows:

          (i) a certificate of an officer of the Originator substantially in the form of Exhibit C to the Sale and Servicing Agreement;
             ---------

          (ii) copies of resolutions of the Board of Directors of the Originator and the Servicer or of the Executive Committee of the Board of Directors of the Originator and the Servicer approving the execution, delivery and performance of this Agreement, the Transaction Documents to which it is a party and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Originator and the Servicer;

          (iii) officially certified recent evidence of due incorporation and good standing of the Originator under the laws of the State of Delaware;

          (iv) the initial List of Loans, certified by an officer of the Originator, together with an Assignment substantially in the form of Exhibit A (along with the delivery of any instruments and Loan Documents as
     ---------
     required under Section 2.06);
                    ------------

          (v) a letter from Ernst & Young LLP or another nationally recognized accounting firm, addressed to the Originator and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Loans and performed specific procedures for such sample with respect to certain loan terms and that identifies those Initial Loans that do not conform;

          (vi) [Reserved];

          (vii) evidence of proper filing with appropriate offices in the State of Delaware of UCC financing statements executed by the Originator, as debtor, naming the Trust Depositor as secured party (and the Indenture Trustee as assignee) and identifying the Loan Assets as collateral;

          (viii) an Officer's Certificate listing the Servicer's Servicing Officers;

          (ix) evidence of deposit in the Principal and Interest Account of all funds received with respect to the Initial Loans on and after the Initial Cutoff Date to the date two (2) days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct; and

          (x) a fully executed copy of each of the Transaction Documents.

     Section 2.03 Acceptance by the Trust Depositor.
                  ----------------------------------

     Within three (3) Business Days of the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Originator shall deliver, on
         ------------
behalf of the Trust Depositor, to the Trust the Loan Assets and such delivery to and acceptance by the Trust shall be deemed to be delivery to and acceptance by the Trust Depositor.

     Section 2.04 Conveyance of Substitute Loans.
                  -------------------------------

     (a) Subject to subsections 2.01(d) and (e) and the satisfaction of the
                    -------------------     ---
conditions set forth in subsection 2.04(c), the Originator may at its option
                        ------------------
(but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit J to the Sale and
                                                ---------
Servicing Agreement), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase through cash payment or by exchange of one or more related Loans released by the Trust to the Trust Depositor on the Subsequent Transfer Date), all the right, title and interest of the Originator in and to the following (the Originator's interest in the property in clauses (i) - (vi) below, but in each case shall exclude any
                ------------------
Retained Interest, upon such transfer, becoming part of the "Loan Assets"):
                                                            -------------

          (i) the Substitute Loans listed in the related Addition Notice, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the related Subsequent Cutoff Dates and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the related Subsequent Cutoff Dates, but not including the Retained Interest or Interest Collections received prior to December 1, 2001;

          (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

          (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

          (iv) all collections and records (including computer records) with respect to the foregoing;

          (v) all documents relating to the Loan Files; and

          (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

     (b) Subject to subsections 2.01(d) and (e) and the conditions set forth in
                    -------------------     ---
subsection 2.04(c), the Originator shall sell, transfer, assign, set over and
-----------------
otherwise convey to the Trust Depositor, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Originator in and to the Substitute Loans sold pursuant to subsection
                                                               ----------
2.04(a), and (ii) all other rights and property interests consisting of Loan
-------
Assets related to such Substitute Loans (the property in clauses (i) - (ii)
                                                         ------------------
above, upon such transfer, becoming part of the "Loan Assets").
                                                -------------

     (c) The Originator shall transfer to the Trust Depositor and the Trust Depositor shall transfer to the Trust the Substitute Loans and the other property and rights related thereto described in subsection 2.04(a) only upon
                                                 -----------------
the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor and of the Originator, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

          (i) the Trust Depositor shall have provided the Owner Trustee and the Indenture Trustee with a timely Addition Notice complying with the definition thereof, which Addition Notice shall in any event be no later than ten (10) days prior to the date of addition;

          (ii) there shall have occurred, with respect to each such Substitute Loan, a corresponding Substitution Event with respect to one or more Loans then in the Loan Pool;

          (iii) the Substitute Loan(s) being conveyed to the Trust Depositor and in turn to the Trust satisfy the Substitute Loan Qualification Conditions;

          (iv) the Originator shall have delivered to the Trust Depositor a duly executed written assignment in substantially the form of Exhibit J to the
                                                              ---------
     Sale and Servicing Agreement (the "Subsequent Purchase Agreement"), which
                                       -------------------------------
     shall include a Subsequent List of Loans listing the Substitute Loans;

          (v) the Trust Depositor shall have delivered to the Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of Exhibit I to the Sale and Servicing
                                           ---------
     Agreement (the "Subsequent Transfer Agreement"), which shall include a
                     -----------------------------
     Subsequent List of Loans listing the Substitute Loans;

          (vi) the Trust Depositor shall have deposited or caused to be deposited in the Principal and Interest Account all Principal Collections and Interest Collections received with respect to the Substitute Loans on and after the related Subsequent Cutoff Date;

          (vii) each of the representations and warranties made by the Originator pursuant to Sections 3.02, 3.03(i), (ii) and (iv), 3.04 and 3.05
                            -------------  -------  ----     ----  ----     ----
     applicable to the Substitute Loans shall be true and correct as of the related Subsequent Transfer Date; provided, however, that, (a) with respect
                                       --------  -------  ----
     to the representation and warranty made by the Originator in subsection
                                                                  ----------
     3.05(a), such representation and warranty shall only apply to a Loan that
     -------
     is being substituted for a Loan that is not an Eligible Loan and (b) with respect to the representations and warranties made by the Originator in subsections 3.03(iv) and 3.05, such representations and warranties shall be
     --------------------     ----
     determined based upon the Outstanding Loan Balances of the Substitute Loans as of the applicable Subsequent Transfer Date over the Initial Aggregate Outstanding Loan Balance;

          (viii) the Originator shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its Computer Records that ownership of the Substitute Loans identified on the Subsequent List of Loans in the Subsequent Transfer Agreement has been sold to the Trust through the Trust Depositor pursuant to this Agreement; and

          (ix) prior to such substitution the Originator has received written confirmation from the Rating Agencies (which shall respond to the Originator within ten (10) Business Days after receiving written notice from the Originator of its intention to substitute a Loan) that the proposed substitution will not result in a reduction or withdrawal of the rating on the Class A Notes or Class B Notes; provided, however, that any
                                                   --------  -------
     failure by each of the Rating Agencies to respond to the Originator shall be deemed a non-approval by the Rating Agencies.

     Section 2.05 Release of Released Amounts.
                  ----------------------------

     The parties acknowledge and agree that the Trust Depositor has no interest in the Retained Interest and the Released Amounts. Immediately upon the release to the Trust Depositor by the Indenture Trustee of the Released Amounts, the Trust Depositor hereby irrevocably agrees to release to the Originator such Released Amounts, which release shall be automatic and shall require no further act by the Trust Depositor; provided, that, the Trust Depositor shall execute
                            --------  ----
and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Released Amounts, as may be reasonably requested by the Originator.

     Section 2.06 Delivery of Documents in the Loan File; Recording of
                  ----------------------------------------------------
                  Assignments of Mortgage.
                  ------------------------

     (a) Subject to the delivery requirements set forth in subsection 2.06(b),
                                                           ------------------
the Originator shall deliver, on behalf of the Trust Depositor, possession of all the Loan Files to the Indenture Trustee on behalf of and for the account of the Noteholders. The Originator shall also identify on the List of Loans (including any deemed amendment thereof associated with any Substitute Loans), whether by attached schedule or marking or other effective identifying designation, all Loans that are or are evidenced by such instruments.

     (b) With respect to each Loan in the Loan Pool on or before the related Transfer Date, the Originator, on behalf of the Trust Depositor, will deliver or cause to be delivered to the Indenture Trustee, to the extent not previously delivered, each of the documents in the Loan File with respect to such Loan, except that (i) the original recorded Mortgage in those instances where a copy thereof certified by the Originator was delivered to the Indenture Trustee will be delivered or caused to be delivered within ten (10) Business Days after receipt thereof, and in any event within one (1) year after the related Transfer Date, (ii) any intervening Assignments of Mortgage in those instances where copies thereof certified by the Originator were delivered to the Indenture Trustee, will be delivered or caused to be delivered within ten (10) Business Days after the receipt thereof, and in any event, within one (1) year of the related Transfer Date and (iii) the items described in clause (ii)(i) of the
                                                       --------------
Loan File definition will be delivered or caused to be delivered within one hundred twenty (120) days after the related Transfer Date. Notwithstanding the foregoing in clauses (i) and (ii) of this subsection 2.06(b), in those instances
             -----------     ----         ------------------
where the public recording office retains the original Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Originator makes, and upon execution of each Subsequent Purchase Agreement is deemed to make, the following representations and warranties, on which the Trust Depositor will rely in conveying the Loan Assets on the Closing Date (and on any Subsequent Transfer Date) to the Trust, and on which the Trust, the Noteholders and Certificateholders will rely. The Trust Depositor acknowledges that such representations and warranties are being made by the Originator for the benefit of the Trust, the Noteholders and the Certificateholders.

     Such representations and warranties are given as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Loan Assets to the Trust. The repurchase obligation or substitution obligation of the Originator set forth in Section 6.01 constitutes the sole remedy
                               ------------
available for a breach of a representation or warranty of the Originator set forth in

Sections 3.01, 3.02, 3.03, 3.04 or 3.05 of this Agreement. Except as
-------------  ----  ----  ----    ----
otherwise provided in subsection 2.04(c)(vii), the Originator shall not be
                      -----------------------
deemed to be remaking any of the representations set forth in Section 3.03 on a
                                                              ------------
Subsequent Transfer Date with respect to the Substitute Loans, as such representations relate solely to the composition of the Initial Loans conveyed on the Closing Date.

     Section 3.01 Representations and Warranties Regarding the Originator.
                  --------------------------------------------------------
         By its execution of this Agreement and each Subsequent Purchase Agreement, the Originator represents and warrants that:

     (a) Organization and Good Standing. The Originator is a corporation duly
         ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Originator.

     (b) Authorization; Valid Sale; Binding Obligations. The Originator has the
         ----------------------------------------------
power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust Depositor and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust Depositor to be created. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of or grant of a security interest in the Loan Assets from the Originator to the Trust Depositor, enforceable against the Originator and creditors of and purchasers from the Originator. This Agreement and the other Transaction Documents to which the Originator is a party constitute the legal, valid and binding obligation of the Originator enforceable in accordance with their terms, except as enforcement of such terms may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

         (c) No Consent Required. The Originator is not required to obtain the
             -------------------
consent of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (d) No Violations. The execution, delivery and performance of this
             -------------
Agreement and the other Transaction Documents to which it is a party by the Originator, and the consummation of the transactions contemplated hereby and thereby, will not violate any material Requirement of Law applicable to the Originator, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Originator is a party or by which the Originator or any of the Originator's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (e) Litigation. No litigation or administrative proceeding of or before
             ----------
any court, tribunal or governmental body is currently pending, or to the knowledge of the Originator threatened, against the Originator or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) that, if adversely determined, would in the reasonable judgment of the Originator be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Originator or the transactions contemplated by this Agreement or the other Transaction Documents to which the Originator is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

     (f) Solvency. The Originator, at the time of and after giving effect to
         ---------
each conveyance of Loan Assets hereunder, is Solvent on and as of the date thereof.

     (g) Taxes. The Originator has filed or caused to be filed all tax returns
         ------
which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Originator); no tax lien has been filed and, to the Originator's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

     (h) Place of Business; No Changes. The Originator's location (within the
         -----------------------------
meaning of Article 9 of the UCC) is as set forth in Section 8.03. The Originator
                                                    ------------
has not changed its name, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed its location within the four (4) months preceding the Closing Date.

     (i)  Reserved.
          ---------

     (j) Sale Treatment. Other than for tax and accounting purposes, the
         --------------
Originator has treated the transfer of Loan Assets to the Trust Depositor for all purposes as a sale and purchase on all of its relevant books and records.

     (k)  Security Interest.
          ------------------

          (i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loan Assets in favor of the Trust Depositor, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Originator;

          (ii) such Loans, along with the related Loan Files, constitute either a "general intangible," an "instrument," an "account," "investment property," or "chattel paper," within the meaning of the applicable UCC;

          (iii) the Originator owns and has good and marketable title to such Loan Assets free and clear of any Lien (other than Permitted Liens), claim or encumbrance of any Person;

          (iv) the Originator has received all consents and approvals required by the terms of the Loan Assets to the sale of the Loan Assets hereunder to the Trust Depositor;

          (v) the Originator has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Loan Assets granted to the Trust Depositor under this Agreement;

          (vi) other than the security interest granted to the Trust Depositor pursuant to this Agreement, the Originator has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Loan Assets. The Originator has not authorized the filing of and is not aware of any financing statements against the Originator that include a description of collateral covering such Loan Assets other than any financing statement
     (A) relating to the security interest granted to the Trust Depositor under this Agreement, or (B) that has been terminated. The Originator is not aware of the filing of any judgment or tax lien filings against the Originator;

          (vii) all original executed copies of each Underlying Note that constitute or evidence the Loan Assets have been delivered to the Indenture Trustee;

          (viii) the Originator has received a written acknowledgment from the Indenture Trustee that the Indenture Trustee or its bailee is holding the Underlying Notes that constitute or evidence the Loan Assets solely on behalf of and for the benefit of the Trust Depositor; and

          (ix) none of the Underlying Notes that constitute or evidence the Loan Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust Depositor.

     (l) Value Given. The cash payments received by the Originator in respect of
         -----------
the purchase price of each Loan sold hereunder constitutes reasonably equivalent value in consideration for the transfer to the Trust Depositor of such Loan under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Trust Depositor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

     (m)  Reserved.
          ---------

     (n) No Defaults. The Originator is not default with respect to any order or
         -----------
decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Originator or its respective properties or might have consequences that would materially and adversely affect its performance hereunder.

     (o) Bulk Transfer Laws. The transfer, assignment and conveyance of the
         ------------------
Loans by the Originator pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (p) Origination and Collection Practices. The origination and collection
         ------------------------------------
practices used with respect to each Loan have been in all material respects legal, proper, prudent and customary in the Loan origination and servicing business and comply with the Credit and Collection Policy.

     (q) Adequacy of Consideration. The Originator will receive fair
         -------------------------
consideration and reasonably equivalent value in exchange for the sale of the Loans.

     (r) Lack of Intent to Hinder, Delay or Defraud. Neither the Originator nor
         ------------------------------------------
any of its Affiliates sold, or will sell, any interest in any Loan with any intent to hinder, delay or defraud any of their respective creditors.

     (s) Nonconsolidation. The Originator conducts its affairs such that the
         ----------------
Trust Depositor would not be substantively consolidated in the estate of the Originator and their respective separate existences would not be disregarded in the event of the Originator's bankruptcy.

     (t) Accuracy of Information. All written factual information heretofore
         -----------------------
furnished by the Originator for purposes of or in connection with this Agreement or the other Transaction Documents to which Originator is a party, or any transaction contemplated hereby or thereby is, and all such written factual information hereafter furnished by the Originator to any such party will be, true and accurate in every material respect, on the date such information is stated or certified.

The representations and warranties set forth in subsection 3.01(k) may not be
                                                -----------------
waived by any Person and shall survive the termination of this Agreement.

     Section 3.02 Representations and Warranties Regarding Each Loan and as to
                  ------------------------------------------------------------
                  Certain Loans in the Aggregate.
                  -------------------------------

     The Originator represents and warrants (x) with respect to subsections
                                                                -----------
3.02(a) and (b), as to each Loan as of the execution and delivery of this
------      ---
Agreement and on the Closing Date, and as of each Subsequent Transfer Date with respect to each Substitute Loan, and (y) with respect to subsection 3.02(c), as to the Loan Pool in the aggregate as of the Closing Date,
-----------------
and as of each Subsequent Transfer Date with respect to Substitute Loans (after giving effect to the addition of such Substitute Loans to the Loan Pool), that:

     (a) List of Loans. The information set forth in the List of Loans attached
         -------------
to the Sale and Servicing Agreement as Exhibit G (as the same may be amended or
                                       ---------
deemed amended in respect of a conveyance of Substitute Loans on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

     (b) Eligible Loan. Such Loan satisfies the criteria for the definition of
         -------------
Eligible Loan as of the date of its conveyance hereunder.

     (c) Loans Secured by Real Property. Less than 2% of the Aggregate
         ------------------------------
Outstanding Loan Balance of the Loan Pool as of the Closing Date consists of Loans principally secured by real property, and less than 50% of the Aggregate Outstanding Loan Balance of the Loan Pool as of each Subsequent Transfer Date shall consist of Loans principally secured by real property.

     Section 3.03 Representations and Warranties Regarding the Initial Loans in
                  -------------------------------------------------------------
                  the Aggregate.
                  --------------

     The Originator represents and warrants, on the Closing Date, that:

     Characteristics. As of the Initial Cutoff Date, the Initial Loans have the
     ---------------
following additional characteristics: (i) no Loan has a remaining maturity of more than 122 months; (ii) the date of the final Scheduled Payment on the Loan with the latest maturity is not later than January 20, 2012; (iii) other than the Loan to Media Central LLC, no Loan was originated after the Initial Cutoff Date; and (iv) none of the Initial Loans provide for Scheduled Payments due on a basis other than monthly or quarterly.

     Section 3.04 Representations and Warranties Regarding the Loan Files.
                  --------------------------------------------------------

     The Originator represents and warrants on the Closing Date with respect to the Initial Loans (or as of the Subsequent Transfer Date, with respect to Substitute Loans), that (i) immediately prior to such date (as applicable), the Originator and/or a collateral custodian under the Prior Transactions had possession of each original Underlying Note and the related complete Loan File, and there were no other custodial agreements relating to the same in effect and
(ii) except as otherwise provided in Section 2.06, the complete Loan File for
                                     ------------
each Loan is in the possession of the Indenture Trustee.

     Section 3.05 Representations and Warranties Regarding Concentrations of
                  ----------------------------------------------------------
                  Initial Loans.
                  --------------

     The Originator represents and warrants on the Closing Date, as to the composition of the Initial Loans in the Loan Pool as of the Initial Cutoff Date, that:

     (a) the sum of the Outstanding Loan Balances of Obligors that are in the same industry (by SIC code) shall not exceed 35%;

     (b) the sum of the Outstanding Loan Balances of the ten (10) largest Obligors shall not exceed 38%; and

     (c) the sum of the Outstanding Loan Balances of Obligors that have their principal executive offices in the same State of the United States shall not exceed 16%.

     Section 3.06 Representations and Warranties Regarding the Trust Depositor.
                  ------------------------------------------------------------

     By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Originator that:

     (a) Organization and Good Standing. The Trust Depositor is a corporation
         ------------------------------
duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Trust Depositor.

     (b) Authorization; Valid Sale; Binding Obligations. The Trust Depositor has
         ----------------------------------------------
the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Loan Assets from the Trust Depositor to the Trust, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

     (c) No Consent Required. The Trust Depositor is not required to obtain the
         -------------------
consent of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

     (d) No Violations. The execution, delivery and performance of this
         -------------
Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any material Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

     (e) Litigation. No litigation or administrative proceeding of or before any
         ----------
court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (i) that, if adversely determined, would in the reasonable judgment of the Trust Depositor be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (ii) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

     (f) Solvency. The Trust Depositor, at the time of, and after giving effect
         --------
to each conveyance of Loan Assets under the Sale and Servicing Agreement, is Solvent.

     (g) Taxes. The Trust Depositor has filed or caused to be filed all tax
         -----
returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

     (h) Place of Business; No Changes. The Trust Depositor's location (within
         -----------------------------
the meaning of Article 9 of the UCC) is as set forth in Section 8.03. The Trust
                                                        ------------
Depositor has not changed its name, whether by amendment of its certificate of organization, by reorganization or otherwise, and has not changed its location, within the four (4) months preceding the Closing Date.

     (i) Not an Investment Company. The Trust Depositor is not required to be
         -------------------------
registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (j) Sale Treatment. Other than for tax and accounting purposes, the Trust
         --------------
Depositor has treated the transfer of Loan Assets to the Trust Depositor for all purposes as a sale and purchase on all of its relevant books and records.

                                   ARTICLE IV

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

     Section 4.01 Custody of Loans.
                  ----------------

     The contents of each Loan File shall be held in the custody of the Indenture Trustee under the terms of the Sale and Servicing Agreement for the benefit of, and as agent for, the Noteholders.

     Section 4.02 Filing.
                  ------

     On or prior to the Closing Date, the Originator shall cause the UCC financing statement(s) referred to in subsection 2.02(vii) hereof to be filed.
                                      --------------------
Notwithstanding the obligations of the Originator set forth in the preceding sentence, the Originator hereby authorizes the Servicer to prepare and file, at the expense of the Servicer, UCC financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Servicer may from time to time deem necessary or appropriate in order to perfect and maintain the security interest granted hereunder in accordance with the UCC.

     Section 4.03 Changes in Name, Corporate Structure or Location.
                  ------------------------------------------------

     (a) During the term of this Agreement, the Originator shall not change its name, identity, structure, existence, state of formation or location without first giving at least thirty (30) days' prior written notice to the Trust Depositor and Servicer.

     (b) If any change in the Originator's name, identity, structure, existence, state of formation, location or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Trust Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Originator, or the Servicer on its behalf, no later than five (5) Business Days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust Depositor's and the Trust's interests in the Loan Assets and the proceeds thereof.

     Section 4.04 [Reserved].
                   --------

     Section 4.05 Costs and Expenses.
                  ------------------

     The Servicer will be obligated to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trust Depositor's and Trust's right, title and interest in and to the Loan Assets (including, without limitation, the security interest in the Collateral related thereto and the security interests provided for in the Indenture); provided, however, to the
                                                   --------  -------
extent permitted by the Loan Documents, the Servicer may seek reimbursement for such costs and disbursements from the related Obligors.

     Section 4.06 Sale Treatment.
                  --------------

     Other than for tax and accounting purposes, the Originator shall treat the transfer of Loan Assets made hereunder for all purposes as a sale and purchase on all of its relevant books and records.

     Section 4.07 Separateness from Trust Depositor.
                  ---------------------------------

     The Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, each of the actions or activities specified in the "substantive consolidation" opinion of Moore & Van Allen PLLC (including any certificates of the Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                    ARTICLE V

                           COVENANTS OF THE ORIGINATOR

     Section 5.01 Corporate Existence.
                  -------------------

     During the term of this Agreement, the Originator will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Originator and the Trust Depositor will be conducted on an arm's-length basis.

     Section 5.02 Loans Not to Be Evidenced by Promissory Notes.
                  ---------------------------------------------

     The Originator will take no action to cause any Loan not originally evidenced by an Underlying Note to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Loan.

     Section 5.03 Security Interests.
                  ------------------

     The Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan in the Loan Pool or its interest in any related Collateral, whether now existing or hereafter transferred to the Trust Depositor, or any interest therein. The Originator will immediately notify the Trust Depositor of the existence of any Lien on any Loan in the Loan Pool or its interest in any related Collateral; and the Originator shall defend the right, title and interest of the Trust Depositor in, to and under the Loans in the Loan Pool and its interest in any related Collateral, against all claims of third parties; provided, however, that nothing
                                                 --------  -------
in this Section 5.03 shall prevent or be deemed to prohibit the Originator from
        ------------
suffering to exist Permitted Liens upon any of the Loans in the Loan Pool or its interest in any related Collateral.

     Section 5.04 Compliance with Law.
                  -------------------

     The Originator hereby agrees to comply in all material respects with all Requirements of Law applicable to the Originator except where the failure to do so would not have a material adverse effect on the Holders.

     Section 5.05 Liability of Originator.
                  -----------------------

     The Originator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Originator under this Agreement.

     Section 5.06 Limitation on Liability of Originator and Others.
                  ------------------------------------------------

     The Originator and any director, officer, employee or agent of the Originator may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Originator and any director, officer, employee or agent of the Originator shall be reimbursed by the Trust Depositor for any liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of its respective duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. The Originator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     Section 5.07 Location; Records.
                  -----------------

     The Originator (y) shall not move its location outside the Commonwealth of Virginia or its jurisdiction of formation outside the State of Delaware without thirty (30) days' prior written notice to the Trust Depositor and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected security interest of the Trust Depositor in all Loans.

     Section 5.08 Merger or Consolidation of Originator or Servicer.
                  -------------------------------------------------

     (a) The Originator will keep in full force and effect its existence, rights and franchise as a Delaware corporation, and the Originator will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Loans and to perform its duties under this Agreement.

     (b) Any person into which the Originator may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Originator is a party, or any person succeeding by acquisition or transfer to substantially all of the assets and the business of the Originator shall be the successor to the Originator hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary; provided, however, no such merger or
                                 --------  -------
consolidation of the Originator or transfer of substantially all of its assets and its business shall be permitted hereunder unless the Rating Agency Condition is satisfied with respect thereto.

     (c) Upon the merger or consolidation of the Originator or transfer of substantially all of its assets and its business as described in this Section
                                                                      -------
5.08, the Originator shall provide the Trust Depositor, the Indenture Trustee
----
and the Rating Agencies notice of such merger, consolidation or transfer of substantially all of the assets and business within thirty (30) days after completion of the same.

     Section 5.09 Delivery of Collections.
                  -----------------------

     The Originator agrees to deliver to the Servicer promptly (but in no event later than two (2) Business Days after receipt) all Collections received by the Originator in respect of the Loans, for application in accordance with Section
                                                                       -------
7.01 of the Sale and Servicing Agreement.
----

                                   ARTICLE VI

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

     Section 6.01 Repurchases of, or Substitution for, Loans for Breach of
                  --------------------------------------------------------
                  Representations and Warranties.
                  ------------------------------

     Upon a discovery by a Responsible Officer of the Servicer or any subservicer, a Responsible Officer of the Owner Trustee or the Indenture Trustee of a breach of a representation or warranty as set forth in Section 3.01,
                                                            ------------
Section 3.02, Section 3.03, Section 3.04 or Section 3.05 or as made or deemed
------------  ------------  ------------    ------------
made in any Addition Notice or any Subsequent Purchase Agreement relating to Substitute Loans that materially and adversely affects the value of the Loans or the interests of the Noteholders or the Certificateholders therein or which materially and adversely affects the interests of the Noteholders or the Certificateholders in the related Loan in the case of a representation or warranty relating to a particular Loan (notwithstanding that such representation or warranty was made to the Originator's best knowledge) (an "Ineligible
                                                              ----------

Loan"), the party discovering the breach shall give prompt written notice to the
----
other parties; provided, that, the Indenture Trustee shall have no duty or
               --------  ----
obligation to inquire or to investigate the breach of any of such representations or warranties. Within thirty (30) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Originator shall (a) promptly cure such breach in all material respects, (b) repurchase each such Ineligible Loan by depositing on behalf of the Trust Depositor in the Principal and Interest Account, within such thirty
(30) day period, an amount equal to the Transfer Deposit Amount, or (c) remove such Loan from the Trust and effect a substitution for such affected Loan with a Substitute Loan in accordance with the substitution requirements set forth in
Section 2.04 not later than the date a repurchase of such affected Loan would be
------------
required hereunder; provided, however, that with respect to a breach of a
                    --------  -------
representation or warranty relating to the Loans in the aggregate and not to any particular Loan, the Originator may select Loans (without adverse selection) to repurchase (or substitute for) such that had such Loans not been included as part of the Trust (and, in the case of a substitution, had such Substitute Loan been included as part of the Loan Assets instead of the selected Loan) there would have been no breach of such representation or warranty.

     Section 6.02 Reassignment of Repurchased or Substituted Loans.
                  ------------------------------------------------

     Upon receipt by the Indenture Trustee for deposit in the Principal and Interest Account of the amounts described in Section 6.01 (or upon the
                                             ------------
Subsequent Transfer Date related to a Substitute Loan described in Section
                                                                   -------
6.01), and upon receipt of an Officer's Certificate of the Servicer in the form
----
attached as Exhibit F to the Sale and Servicing Agreement, the Indenture Trustee
            ---------
shall assign to the Trust Depositor and the Trust Depositor shall assign to the Originator all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Loan and related Loan Assets without recourse, representation or warranty. Such reassigned Loan shall no longer thereafter be included in any calculations of Outstanding Loan Balances or otherwise be deemed a part of the Trust.

                                   ARTICLE VII

                        INDEMNIFICATION BY THE ORIGINATOR

     Section 7.01 Indemnification.
                  ---------------

     The Originator agrees to indemnify, defend and hold the Trust Depositor, its officers, directors, employees and agents (any one of which is an "Indemnified Party") harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other reasonable costs, fees and expenses that such Person may sustain as a result of the material failure of the Originator to perform its duties in compliance with the terms of this Agreement and in the best interests of the Noteholders and the Certificateholders, except to the extent arising from
(a) the gross negligence, willful misconduct or fraud by the Person claiming indemnification and (b) an Obligor's financial difficulty. An Indemnified Party shall immediately notify the Originator if a claim is made by a third party with respect to this Agreement, and the Originator shall assume (with the consent of the Indemnified Party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Indemnified Party in respect of such claim.

     Section 7.02 Liabilities to Obligors.
                  -----------------------

     No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholder under or as a result of this Agreement and the transactions contemplated hereby.

     Section 7.03 Operation of Indemnities.
                  ------------------------

     If the Originator has made any indemnity payments to the Trust Depositor pursuant to this Article VII and the Trust Depositor thereafter collects any
                 -----------
such amounts from others, the Trust Depositor will repay such amounts collected to the Originator, except that any payments received by the Trust Depositor from an insurance provider as a result of the events under which the Originator's indemnity payments arose shall be repaid prior to any repayment of the Originator's indemnity payment.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.01 Amendment.
                  ---------

     (a) This Agreement may be amended from time to time by the parties hereto by written agreement, with the prior written consent of the Indenture Trustee but without notice to or consent of the Noteholders or Certificateholder, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such
                                                    --------  -------
action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect the interests of any Noteholder or Certificateholder; and further, provided, that no such amendment shall reduce in
                       -------  --------
any manner the amount of, or delay the timing of, any amounts received on Loans which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

     (b) This Agreement may be amended from time to time by the parties hereto by written agreement, with the prior written consent of the Indenture Trustee and with the consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Notes or Certificates; provided, however, that no such amendment shall reduce in
                       --------  -------
any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate or reduce the percentage of Holders of any Note or Certificate which are required to consent to any such amendment without the consent of the Holders of 100% of the Notes affected thereby; and provided, further, that no amendment
                                        --------  -------
affecting only one (1) Class shall require the approval of the Holders of any other Class.

     (c) Prior to the execution of any such amendment or consent, the Originator shall cause the Indenture Trustee to furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Originator shall cause the Owner Trustee and the Indenture Trustee, as the case may be, to furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to subsection 8.01(b) to approve the particular form of any proposed amendment or
------------------
consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Such Trustee may, but shall not be obligated to, consent to any such amendment that affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 8.02 Governing Law.
                  -------------

     (a) This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws.

     (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this subsection 8.02(b).
                           ------------------

     Section 8.03 Notices.
                  -------

     All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) one (1) Business Day after delivery to an overnight courier, (c) on the date personally delivered to a Responsible Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

     (i)  if to the Servicer and Originator:

          MCG Capital Corporation
          300 Arboretum Place, Suite 300
          Richmond, Virginia  23236
          Attention:       Chief Financial Officer
          Facsimile No.:   (804) 272-3694

          and

          MCG Capital Corporation
          1100 Wilson Boulevard, Suite 800
          Arlington, Virginia  22209
          Attention:       General Counsel
          Facsimile No.:   (703) 247-7545

     (ii) if to the Trust Depositor:

          MCG Finance III, LLC
          1100 Wilson Boulevard, Suite 800
          Arlington, Virginia  22209
          Attention:       General Counsel
          Facsimile No.:   (703) 247-7545

          and

          MCG Finance III, LLC
          300 Arboretum Place, Suite 300
          Richmond, Virginia 23236
          Attention:       Chief Financial Officer
          Facsimile No.:   (804) 272-3694

     (iii) if to the Indenture Trustee:

          Wells Fargo Bank Minnesota, National Association
          Sixth Street and Marquette Avenue
          MAC N9311-161
          Minneapolis, Minnesota  55479
          Attention:       Corporate Trust Services/Asset Backed
                           Administration
          Facsimile No.:   (612) 667-3464

     (iv) if to the Owner Trustee:

          Wilmington Trust Company
          One Rodney Square North
          Wilmington, Delaware  19890
          Attention:       Corporate Trust Administration
          Facsimile No.:   (302) 427-4749

          with a copy to:

          the Originator and the Servicer as provided in clause (i) above
                                                         ---------

     (v)  if to the Trust:

          MCG Commercial Loan Trust 2001-1
          c/o Wilmington Trust Company
          One Rodney Square North
          Wilmington, Delaware  19890
          Attention:       Corporate Trust Administration
          Facsimile No.:   (302) 427-4749

          with a copy to:

          the Originator and the Servicer as provided in clause (i) above
                                                         ---------

     (vi) if to S&P

          Standard and Poor's Rating Service
          55 Water Street
          41/st/ Floor
          New York, New York  10041
          Attention:       Surveillance:  Asset-Backed Services
          Facsimile No.:   (212) 438-2662

     (vii) if to Moody's:

          Moody's Investors Service, Inc.
          99 Church Street
          4/th/ Floor
          New York, New York  10007
          Attention:       ABS Monitoring Department
          Facsimile No.:   (212) 553-0344

     (viii) if to Fitch:

          Fitch, Inc.
          One State Street Plaza
          New York, New York  10004
          Attention:       CDO Surveillance
          Facsimile No.:   (212) 514-6501

     (ix) if to the Placement Agent:

          First Union Securities, Inc.
          One First Union Center, Mail Code: NC0610
          301 South College Street
          Charlotte, North Carolina  28288-0610
          Attention:       Asset Securitization Division
          Facsimile No.:   (704) 383-4012

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     Section 8.04 Severability of Provisions.
                  --------------------------

     If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever prohibited or held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant, agreement, provision or term in any other jurisdiction.

     Section 8.05 Third Party Beneficiaries.
                  -------------------------

     Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

     Section 8.06 Counterparts.
                  ------------

     This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

     Section 8.07 Headings.
                  --------

     The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 8.08 No Bankruptcy Petition; Disclaimer.
                  ----------------------------------

     (a) Each of the Originator and the Trust Depositor covenants and agrees that, prior to the date that is one (1) year and one (1) day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor (in the case of the Originator), or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 8.08 will survive
                                                      ------------
the termination of this Agreement.

     (b) The provisions of this Section 8.08 shall be for the third party
                                ------------
benefit of those entitled to rely thereon, including the Holders of the Notes, and shall survive the termination of this Agreement.

     Section 8.09 Jurisdiction.
                  ------------

     Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

     Section 8.10 Prohibited Transactions with Respect to the Trust.
                  -------------------------------------------------

     The Originator shall not:

     (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

     (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

     (c) Except in its capacity as Servicer as provided in the Sale and Servicing Agreement, lend any money to the Trust.

     Section 8.11 No Partnership.
                  --------------

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

     Section 8.12 Successors and Assigns.
                  ----------------------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     Section 8.13 Duration of Agreement.
                  ---------------------

     This Agreement shall continue in existence and effect until the termination of the Sale and Servicing Agreement.

     Section 8.14 Limited Recourse.
                  ----------------

     The obligations of the Trust Depositor and the Originator under this Agreement are solely the corporate obligations of the Trust Depositor and the Originator. No recourse shall be had for the payment of any amount owing by the Trust Depositor or the Originator under this Agreement, any Transaction Document or for the payment by the Trust Depositor or the Originator of any fee in respect hereof or any other obligation or claim of or against the Trust Depositor or the Originator arising out of or based upon this Agreement or any Transaction Document, against any employee, officer, director, Affiliate, shareholder, partner or member of the Trust Depositor or the Originator or against any employee, officer, director, shareholder, partner, member or any Affiliate of such Person. The provisions of this Section 8.14 shall survive the
                                                 ------------
termination of this Agreement.

                  [Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        MCG CAPITAL CORPORATION,
                                        as Originator


                                        By: /s/ Samuel G. Rubenstein
                                           -------------------------------------
                                        Name:  Samuel G. Rubenstein
                                             -----------------------------------
                                        Title: General Counsel and Executive
                                                Vice President
                                              ----------------------------------


                                        MCG FINANCE III, LLC, as Trust Depositor


                                        By: /s/ Samuel G. Rubenstein
                                           -------------------------------------
                                        Name:  Samuel G. Rubenstein
                                             -----------------------------------
                                        Title: General Counsel and Executive
                                                Vice President
                                              ----------------------------------

                                                                       Exhibit A

                               Form of Assignment
                               ------------------

     In accordance with the Commercial Loan Sale Agreement (the "Agreement"),
                                                                 ---------
dated as of December 1, 2001, made by and between the undersigned, MCG Capital Corporation, as Originator, and MCG Finance III, LLC, as Trust Depositor (the "Trust Depositor"), as assignee thereunder, the undersigned does hereby sell,
 ---------------
transfer, convey and assign, set over and otherwise convey to the Trust, on behalf of the Trust Depositor, (i) all the right, title and interest of the Originator in and to the Initial Loans listed on the initial List of Loans delivered on the Closing Date (including, without limitation, all rights to receive Collections with respect thereto on or after the Initial Cutoff Date, but excluding any rights to receive payments that were collected pursuant thereto prior to the Initial Cutoff Date), and (ii) all other Loan Assets relating to the foregoing.

     Capitalized terms used herein have the meaning given such terms in the Agreement.

     This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in Article III of the
                                                           -----------
Agreement and no others.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly
executed this      day of December, 2001.
              ----

                                        MCG CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                       A-1